===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                           AMENDMENT OF CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) - July 1, 1996

                                   HUBCO, INC.
               (Exact Name of Registrant as Specified in Charter)

                                   NEW JERSEY
                 (State or Other Jurisdiction of Incorporation)

                  1-10699                             22-2405746
           (Commission File Number)        (IRS Employer Identification No.)

               1000 MacArthur Boulevard, Mahwah, New Jersey 07430
                    (Address of Principal Executive Offices)

                                 (201) 236-2641
                         (Registrant's Telephone Number)

===============================================================================

Item  7.

(a)  Financial Statements and Exhibits.

     The following audited financial statements of Lafayette, initially filed by Lafayette with the FDIC on the Annual Report of Lafayette on Form F-2 for the year ended December 31, 1995, as amended by amendments dated April 26, 1996 and April 30, 1996, and subsequently filed by HUBCO with the Commission by means of a Registration Statement on Form S-4, amended by Form S-4/A (the "Registration Statement") (File No. 333-01829), are incorporated by reference into this report from the Registration Statement:

     Consolidated Balance Sheets as of December 31, 1995 and 1994

     Consolidated Statements of Operations for the years ended December 31, 1995, 1994, 1993

     Consolidated Statements of Changes in Shareholders' Equity for the years ended December 31, 1995, 1994, 1993

     Consolidated Statements of Cash Flows for the years ended December 31, 1995, 1994, 1993

     Notes to Consolidated Financial Statements

Pursuant to paragraph (a)(2) of Item 7 of Form 8-K, a manually signed accountants' report with respect to the above-referenced audited financial statements is included as an exhibit to the Form 8-K.

The unaudited interim financial statements of Lafayette for the period ending June 30, 1996 are set forth below:

Consolidated Balance Sheets
Lafayette American Bank and Trust Company and Subsidiaries


                                                              As of June 30,
                                                       ----------------------------
(dollars in thousands)                                     1996                1995
- -----------------------------------------------------------------------------------
Assets:
Cash and Due From Banks..............................  $ 36,370            $ 32,006
Interest Bearing Deposits with Banks.................     1,505                 958
Federal Funds Sold...................................                         1,625
Securities...........................................   125,717             177,549
Loans................................................   548,005             467,384
  Less Reserve for Possible Loan Losses..............    (9,664)             (9,753)
- -----------------------------------------------------------------------------------
    Net Loans........................................   538,341             457,631
Deferred Income Taxes................................    14,559               9,793
Cash Surrender Value.................................     8,545               7,724
Accrued Interest Receivable..........................     4,609               4,624
Premises and Equipment...............................     4,436               5,032
Other Real Estate Owned, Net.........................     3,103               5,987
Other Assets.........................................     4,023               5,446
- -----------------------------------------------------------------------------------
    Total Assets.....................................  $741,208            $708,375
- -----------------------------------------------------------------------------------

Liabilities and Shareholders' Equity:
Liabilities:
  Deposits:
    Noninterest Bearing..............................  $135,485            $125,952
    Interest Bearing.................................   511,464             445,059
- -----------------------------------------------------------------------------------
      Total Deposits.................................   646,949             571,011
  Funds Borrowed.....................................    29,197              80,727
  Other Liabilities..................................     6,498               6,860
- -----------------------------------------------------------------------------------
    Total Liabilities................................   682,644             658,598
- -----------------------------------------------------------------------------------
Shareholders' Equity:
  Preferred Stock - par value $1 per share:
    Authorized shares - 275,000......................      --                  --
  Common Stock - no par value; stated value $.02
    per share:
      Authorized shares - 15,000,000
      Issued shares - 10,036,637 in 1996 and
        10,005,196 in 1995...........................       201                 200
  Capital Surplus....................................    50,433              63,087
  Retained Earnings (Deficit)........................     8,437             (13,028)
  Net Unrealized Losses on Available
    for Sale Securities, Net of Taxes................      (373)               (441)
  Unfunded Pension Accumulated Benefit Obligation....       (93)               --
    Net of Taxes
  Treasury Stock - at cost (7,000 common shares).....       (41)                (41)
- -----------------------------------------------------------------------------------
    Total Shareholders' Equity.......................    58,564              49,777
- -----------------------------------------------------------------------------------
    Total Liabilities and Shareholders' Equity.......  $741,208            $708,375
- -----------------------------------------------------------------------------------

Financial Highlights
Lafayette American Bank and Trust Company and Subsidiaries


                                             Three Months Ended            Six Months Ended
                                                 June 30,                       June 30,
(dollars in thousands                      --------------------------------------------------
except per share data)                       1996           1995           1996          1995
- ---------------------------------------------------------------------------------------------
Income Before Income Taxes............     $  187        $ 1,908        $ 1,742       $ 3,161
Provision (Benefit) for Income Taxes..        187         (5,223)           952        (6,118)
                                           ------        -------        -------       -------
Net Income............................     $    0        $ 7,131        $   790       $ 9,279
                                           ======        =======        =======       =======
Per Common Share:
  Net Income..........................       $ -            $.70           $.08          $.91
  Cash Dividends Declared.............        .10             -             .15            -
- ---------------------------------------------------------------------------------------------

Return on Average Assets..............        .48%(A)       4.17%           .62%(A)      2.76%
Return on Average Common Equity.......       5.95%(A)      66.57%          7.56%(A)     45.31%
Efficiency Ratio......................      60.63%(A)      68.47%         61.32%(A)     71.84%


- ----------------------------------------------------------------------------------------------
As of June 30,                               1996           1995
- ----------------------------------------------------------------------------------------------
  Assets..............................   $741,208       $708,375
  Net Loans...........................    538,341        457,631
  Deposits............................    646,949        571,011
  Shareholders' Equity................     58,564         49,777
  Nonperforming Assets................     13,144         14,745
  Per Common Share:
    Book Value........................       5.84           4.98
    Market Price......................      12.38           8.31
  Total Risk-Based Capital Ratio......      10.42%         10.68%
  Tier 1 Leverage Capital Ratio.......       6.77%          6.56%

- -------------

(A) Excludes merger related charges of $1,317,000 and $2,088,000 for the three and six months ended June 30, 1996, respectively.

Consolidated Statements of Income
Lafayette American Bank and Trust Company and Subsidiaries


                                                 Three Months Ended            Six Months Ended
                                                      June 30,                     June 30,
(dollars in thousands,                          ------------------------------------------------
except per share data)                             1996         1995           1996         1995
- ------------------------------------------------------------------------------------------------
Interest Income:
  Loans, Including Fees..................       $11,562      $10,306        $23,052      $19,998
  Securities.............................         2,013        2,644          4,153        5,234
  Deposits with Banks and Federal
    Funds Sold...........................            38           26            101           51
- ------------------------------------------------------------------------------------------------
    Total Interest Income................        13,613       12,976         27,306       25,283
- ------------------------------------------------------------------------------------------------
Interest Expense:
  Deposits...............................         4,981        4,111          9,956        7,806
  Funds Borrowed.........................           284        1,052            737        2,057
- ------------------------------------------------------------------------------------------------
    Total Interest Expense...............         5,265        5,163         10,693        9,863
- ------------------------------------------------------------------------------------------------
Net Interest Income......................         8,348        7,813         16,613       15,420
Provision for Possible Loan Losses.......         1,450          890          2,500        1,990
- ------------------------------------------------------------------------------------------------
Net Interest Income After
  Provision for Possible Loan Losses.....         6,898        6,923         14,113       13,430
- ------------------------------------------------------------------------------------------------
Noninterest Income:
  Service Charges on Deposit Accounts....           962          910          1,869        1,747
  Commissions and Fees...................           124          124            228          234
  Gains on Sales of Loans................            58          187            146          216
  Mortgage Servicing Fees................            67           74            143          144
  Trust Income, Net......................            44          388             78          688
  Securities Gains.......................           -            -              -            528
  Other..................................            28           51             87           97
- ------------------------------------------------------------------------------------------------
    Total Noninterest Income.............         1,283        1,734          2,551        3,654
- ------------------------------------------------------------------------------------------------
Noninterest Expense:
  Salaries...............................         2,420        2,422          4,828        4,930
  Employee Benefits......................           461          574          1,030        1,180
  Net Occupancy..........................           835          833          1,707        1,667
  Merger Related Charges.................         1,317          -            2,088          -
  Furniture and Equipment................           464          444            904        1,016
  Foreclosed Properties Expense, Net.....           837          210          1,080          594
  FDIC Insurance.........................            45          391             88          783
  Other..................................         1,615        1,875          3,197        3,753
- ------------------------------------------------------------------------------------------------
    Total Noninterest Expense............         7,994        6,749         14,922       13,923
- ------------------------------------------------------------------------------------------------
Income Before Income Taxes...............           187        1,908          1,742        3,161
Provision (Benefit) for Income Taxes.....           187       (5,223)           952       (6,118)
- ------------------------------------------------------------------------------------------------
Net Income...............................       $     0      $ 7,131        $   790      $ 9,279
- ------------------------------------------------------------------------------------------------

Average Common Shares Outstanding........    10,341,422   10,219,481     10,333,896   10,196,202

Per Common Share:
  Net Income.............................          $ -          $.70           $.08         $.91
  Cash Dividends Delcared................           .10           -             .15           -

CONSOLIDATED STATEMENTS OF CASH FLOWS

Lafayette American Bank and Trust Company and Subsidiaries


                                                                         Six Months Ended
                                                                             June 30,
(in thousands)                                                          1996          1995
- --------------------------------------------------------------------------------------------
                                                                           (unaudited)
Operating Activities:
  Net Income..................................................         $    790     $  9,279
  Adjustments to Reconcile Net Income to Net
    Cash Provided by Operating Activities:
      Provision for Possible Loan Losses......................            2,500        1,990
      Provision for Loss on Foreclosed Properties.............              559          143
      Provision for Depreciation and Amortization.............              837          811
      Amortization (Accretion) of Securities Premiums
        (Discounts), Net......................................              128          (64)
      Deferred Income Tax Provision (Benefit).................              892       (6,048)
      Securities Gains........................................             --           (528)
      Gains on Sales of Loans.................................             (146)        (216)
      Loans Originated for Sale...............................           (3,584)      (4,567)
      Proceeds from Sales of Loans Originated for Sale........            2,761        4,330
      Net Change in Interest Receivables and Payables.........              (15)         117
      Decrease in Other Assets................................            2,323        5,270
      Increase in Other Liabilities...........................              587           32
                                                                       --------     --------
        Net Cash Provided by Operating Activities.............            7,632       10,549
                                                                       --------     --------
Investing Activities:
  Securities Available for Sale:
    Proceeds from Maturities of Securities....................           14,951        7,634
    Proceeds from Sales of Securities.........................             --            841
    Purchases of Securities...................................           (2,614)      (1,503)
  Securities Held to Maturity:
    Proceeds from Maturities of Securities....................            2,677        3,632
    Purchases of Securities...................................             --        (10,110)
  Originations of Loans, Net..................................          (31,384)     (34,292)
  Purchases of Premises and Equipment.........................             (394)      (1,055)
                                                                       --------     --------
        Net Cash Used for Investing Activities................          (16,764)     (34,853)
                                                                       --------     --------
Financing Activities:
  Net Decrease in Demand, NOW, Savings and
    Money Market Deposits.....................................           (5,662)     (24,102)
  Net Increase in Time Deposits...............................           26,268       24,704
  Net Decrease in Federal Home Loan Bank Advances.............           (8,000)     (16,000)
  Net Increase in Federal Funds Purchased and
    Securities Sold Under Repurchase Agreements...............            3,560       37,622
  Net Increase in Other Borrowed Funds........................               42          152
  Proceeds from Exercise of Stock Options.....................               23         --
  Proceeds from Exercise of Warrants..........................               82         --
  Cash Dividends Paid.........................................           (1,501)        --
                                                                       --------     --------
      Net Cash Provided by Financing Activities...............            4,812       22,376
                                                                       --------     --------
      Net Decrease in Cash and Cash Equivalents...............           (4,320)      (1,928)
  Cash and Cash Equivalents at Beginning of Period............           42,195       36,517
                                                                       --------     --------
  Cash and Cash Equivalents at End of Period..................         $ 37,875     $ 34,589
                                                                       ========     ========
  Supplemental Information on Cash Paid For:
    Interest..................................................         $ 10,740     $  9,554
    Income Taxes Paid (Refunded), Net.........................              142         (534)
  Noncash Investing and Financing Activities:
    Transfer from Loans to Other Real Estate Owned............              566          753
    Loans to Facilitate Sale of Other Real Estate Owned.......            1,025          855
    (Increase) Decrease in Unrealized Loss on Available
      for Sale Securities.....................................             (609)       2,250

CONSOLIDATED STATEMENTS OF
CHANGES IN SHAREHOLDERS' EQUITY

Lafayette American Bank and Trust Company and Subsidiaries
                   (unaudited)


                                                                                       Net
                                                                                    Unrealized    Unfunded
                                                                                     Losses on    Pension
                                                                           Retained  Available   Accumulated
                                              Preferred   Common  Capital  Earnings   for Sale     Benefit     Treasury
(dollars in thousands, except per share data)   Stock     Stock   Surplus  (Deficit) Securities   Obligation     Stock    Total
- --------------------------------------------- ---------   ------  -------  --------- ----------  ------------  --------   -------
Balance, December 31, 1994 ..................   $ --       $200   $63,016  $(22,307)   $(2,998)      $  --      $ (41)    $37,870
Net Income ..................................     --         --     --        9,279       --            --         --       9,279
Effect of Compensation Plans ................     --         --        71      --         --            --         --          71
Decrease in Net Unrealized Losses on
  Available for Sale Securities, Net of Taxes     --         --      --        --        2,557          --         --       2,557
                                                ------     ----   -------  --------    -------       -----      -----     -------
Balance, June 30, 1995 ......................   $ --       $200   $63,087  $(13,028)   $  (441)      $  --      $ (41)    $49,777
                                                ======     ====   =======  ========    =======       =====      =====     =======

Balance, December 31, 1995 ..................   $ --       $200   $50,213  $  9,148    $   (11)      $  --      $ (41)    $59,509
Net Income ..................................     --         --      --         790       --            --         --         790
Common Stock Cash Dividends
 ($.15 per share) ...........................     --         --      --      (1,501)      --            --         --      (1,501)
Effect of Compensation Plans ................     --         --       116      --         --            --         --         116
Exercise of Stock Options (4,667 shares) ....     --         --        23      --         --            --         --          23
Exercise of Warrants (18,441 shares) ........     --          1        81      --         --            --         --          82
Additional Pension Liability, Net of Taxes ..     --         --      --        --         --           (93)        --         (93)
Increase in Net Unrealized Losses on
 Available for Sale Securities, Net of Taxes      --         --      --        --         (362)         --         --        (362)
                                                ------     ----   -------  --------    -------       -----      -----     -------
Balance, June 30, 1996 ......................   $ --       $201   $50,433  $  8,437    $  (373)      $ (93)     $ (41)     $58,564
                                                ======     ====   =======  ========    =======       =====      =====     =======

(b)  Pro Forma Financial Information.

     HUBCO's pro forma condensed statement of condition as of June 30, 1996 and pro forma condensed statements of income for the years ended December 31, 1995, 1994, 1993 and for the six-month period ended June 30, 1996, are set forth below:

Pro forma Unaudited Combined Condensed Balance Sheet
As of June 30, 1996

($ in thousands, except per share data)


                                                                               Pro Forma      Pro Forma
Assets                                               HUBCO      Lafayette      Adjustments    Combined
                                                  -----------------------------------------------------
Cash and due from banks ...................       $   81,389     $ 37,875     $    --        $  119,264
Securities ................................          644,995      125,717       (6,355)(1)      764,357
Loans .....................................          954,138      548,005                     1,502,141
Less: Allowance for loan losses ...........          (18,055)      (9,664)                      (27,719)
                                                  -----------------------------------------------------
                                                     936,081      538,341                     1,474,422
                                                  -----------------------------------------------------
Other assets ..............................           68,045       39,275                       107,320
Intangibles, net of amortization ..........            9,356         --                           9,356
                                                  -----------------------------------------------------
  Total Assets ............................       $1,739,866     $741,208     $ (6,355)      $2,474,719
                                                  =====================================================

Liabilities and Stockholders' Equity
Deposits:
  Noninterest bearing .....................       $  315,958     $135,485     $    --        $  451,443
  Interest bearing ........................        1,171,849      511,464                     1,683,313
                                                  -----------------------------------------------------
    Total deposits ........................        1,487,807      646,949                     2,134,756
                                                  -----------------------------------------------------
Borrowings ................................           85,357       29,197                       114,554
Other liabilities .........................           11,588        6,498        7,038 (2)       25,124
                                                  -----------------------------------------------------
    Total Liabilities .....................        1,584,752      682,644        7,038        2,274,434
Subordinated debt .........................           25,000         --                          25,000
Stockholders' Equity:
  Preferred stock .........................             --           --                            --
  Common stock ............................           25,502          201        9,437 (3)       35,140
  Additional paid in capital ..............           62,283       50,433      (15,833)          96,883
  Retained earnings .......................           61,028        8,437       (7,038)(3)       62,427
  Other ...................................          (18,699)        (507)          41          (19,165)
                                                  -----------------------------------------------------
    Total Capital .........................          130,114       58,564      (13,393)         175,285
                                                  -----------------------------------------------------
  Total Liabilities and Capital ...........       $1,739,866     $741,208     $ (6,355)      $2,474,719
                                                  =====================================================

Common and common equivalent
  shares outstanding ......................           13,518                                     19,278

Book value per common and
  common equivalent shares ................       $     9.03                                 $     9.12

- -------------

(1) Represents the write-off of the HUBCO ownership of 550,000 Lafayette shares at cost.

(2) To reflect the liability and charge to earnings for the anticipated additional restructuring and merger related expenses that will be incurred in the third quarter.

(3) Represents the shares issued in the acquisition times HUBCO's stated value of $1.778 per share less the common stock value of Lafayette.

Pro forma Unaudited Combined Condensed Statements of Income
For the Six Months Ended June 30, 1996

($ in thousands, except per share data)
                                                                  Pro Forma
                                        HUBCO      Lafayette      Combined
                                       ------------------------------------
Interest on loans .................    $42,240      $23,052        $65,292
Interest on securities ............     19,125        4,153         23,278
Other interest income .............        202          101            303
                                       ------------------------------------
  Total Interest Income ...........     61,587       27,306         88,873
                                       ------------------------------------
Interest on deposits ..............     18,585        9,958         28,541
Interest on borrowings ............      2,229          737          2,988
                                       ------------------------------------
  Total Interest Expense ..........     20,814       10,893         31,507
                                       ------------------------------------
    Net Interest Income ...........     40,753       18,813         57,388

Provision for loan losses .........      1,896        2,500          4,398

Noninterest income ................      9,982        2,551         12,533
Noninterest expense ...............     28,001       14,922         42,923
                                       ------------------------------------
    Pre-Tax Income ................     20,838        1,742         22,580
Income tax provision ..............      7,678          952          8,630
                                       ------------------------------------
    Net Income ....................    $13,180      $   790        $13,950
                                       ====================================

Earnings per share ................    $  0.95                     $  0.71

Weighted average common
  shares outstanding ..............     13,844                      19,604

(c)      Exhibits

         2 Agreement and Plan of Merger, dated February 5, 1996, between HUBCO and Lafayette. (Incorporated by reference from HUBCO's Registration Statement on Form S-4, File No. 333-01829 filed with the Commission (Annex A to the Joint Proxy
                  Statement-Prospectus)).

         99.1     Report of Arthur Andersen LLP

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registration has duly caused this amendment to its report on Form 8-K to be signed on its behalf by the undersigned thereto duly authorized.

                                         HUBCO, INC.



Dated: August 19, 1996                   By: KENNETH T. NEILSON
                                             ---------------------------------
                                         Kenneth T. Neilson, Chairman,
                                         President and Chief Executive Officer

                                INDEX TO EXHIBITS

Exhibit No. Description

         2 Agreement and Plan of Merger, dated February 5, 1996, between HUBCO and Lafayette. (Incorporated by reference from HUBCO's Registration Statement on Form S-4, File No. 333-01829 filed with the Commission (Annex A to the Joint Proxy
                  Statement-Prospectus)).

         99.1     Report of Arthur Andersen LLP